Summary Prospectus Trading Symbol: (GRSPX) May 1, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2015, (as each may be amended or supplemented) are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund (including the Fund's Statement of Additional Information) online at www.greenspringfund.com/open-an-account/prospectus.  You can also get this information at no cost by calling (800) 366-3863 or by sending an e-mail request to info@greenspringfund.com.

Investment Objectives. The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.

Fund Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.90%
(1)  Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that:
•  You invest $10,000 in the Fund for the periods indicated;
•  You redeem in full at the end of each of the periods indicated;
•  Your investment has a 5% return each year; and
•  The Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxable distributions on Fund shares that are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.43% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in stocks its investment adviser believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”), that have the potential to provide income, capital appreciation or a combination of both.  The Fund invests primarily in securities of U.S. issuers.  The Fund may invest in companies of any market capitalization that its investment adviser believes are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company, and provide an attractive risk/reward value.  The investment adviser utilizes a bottom up approach whereby it researches individual companies regardless of the industry.  The Fund’s investment style is typically referred to as a “value” investing approach.  The Fund may also invest in companies in the process of financial restructurings or liquidations.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.  As a result, the size of the Fund’s cash reserves may reflect the investment adviser’s ability to find securities that meet its investment strategies rather than the market outlook.

Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund are:
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Value investing may be out of favor.  Value stocks may remain undervalued during a given period.  This may happen because value stocks, as a category, lose favor with investors compared to growth stocks.

•
Although the Fund’s investment adviser invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that the value of these securities may decline or may not reach what the investment adviser believes are their full value.  In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced.

•
In general, values of equity securities, including common and preferred stocks, fluctuate in response to changes in a company’s financial condition or prospects (including actual or anticipated earnings) as well as general market, economic and political conditions and other factors. Equity securities generally fluctuate in value more than bonds, and may decline in value over short or extended periods.

•
The Fund may invest in small- and mid-capitalization securities that tend to be more volatile and less liquid than large-capitalization securities, which can negatively affect the Fund’s ability to purchase or sell these securities.

•	Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other things.
•
Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates.  When interest rates rise, the value of debt securities generally declines.  Bonds with longer maturities are typically more vulnerable to interest rate risk than those with shorter maturities.  As of the date of this Summary Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

•
Credit risk is the risk that the issuer or the guarantor of a fixed income security is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.  Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.  The downgrade of the credit rating of a security may decrease its value.

•
Prepayment risk is the risk that when interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

•
Extension risk is the risk that higher interest rates will often result in slower payoffs of lower coupon bonds, which effectively increases duration, heightens interest rate risk, and increases the potential for price declines.

•
High yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) are securities rated BB or lower by Standard & Poor’s Ratings Services (“S&P”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality.  High yield bonds are speculative in nature, involve greater credit risk and risk of default by the issuer, and may be less liquid and subject to greater market fluctuations than higher-rated fixed income securities. High yield bonds are usually more sensitive to economic conditions and individual corporate developments than higher-rated securities, which may adversely affect their value.

•
Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher-rated securities because they are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics.

•
Convertible securities are influenced by changes in interest rates, with investment value generally declining as interest rates rise and increasing as interest rates decline. The credit rating of the issuer and other factors affecting the value of the underlying stock also may have an effect on a convertible security’s investment value.

•
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities.  Preferred stock also is subject to many of the risks associated with debt securities, including interest rate risk.

•
Liquidity risk is the risk that certain investments may be difficult or impossible for the Fund to sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund.

•
The Fund may invest in actual or anticipated special situations such as financial restructurings or liquidations. These transactions may not be completed as the Fund’s investment adviser anticipates or may take an excessive amount of time to be completed. They also may be completed on different terms than the investment adviser anticipates, resulting in a loss to the Fund. Some special situations may be so uncertain that the Fund may lose its entire investment in the situation.

Performance. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, such as the Russell 3000® Index, as well as a more narrowly based index, such as the Lipper Flexible Portfolio Index, which includes funds that allocate assets across various asset classes with a focus on total return.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.greenspringfund.com or by calling the Fund toll-free at (800) 366-3863.

Calendar Year Total Returns as of December 31

Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	June 30, 2009	12.21%
Worst	December 31, 2008	-8.85%

Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-2.51%	6.75%	5.97%	9.62%
Return After Taxes on Distributions	-3.77%	5.33%	4.76%	7.32%
Return After Taxes on Distributions andSale of Fund Shares	-1.00%	4.93%	4.43%	7.01%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%	10.75%
Lipper Flexible Portfolio Index (reflects no deduction for fees, expenses, or taxes)	4.31%	8.80%	6.12%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management
Investment Adviser. Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) is the Fund’s investment adviser.

Portfolio Manager. Charles vK. Carlson, CFA, President and Director of Corbyn, has been the portfolio manager of the Fund since January 1987.

Purchase and Sale of Fund Shares.  The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$5,000	$100
Trust/Corporate/Partnership/Other	$5,000	$100
Gift/Transfer to Minor	$2,500	$100
Traditional/Roth/Simple/SEP IRA	$2,500	$100
Coverdell Education Savings Account	$2,000	$100

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, telephone, or through a financial intermediary.  You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498. You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted.

Tax Information.  The Fund’s distributions are taxable as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Corbyn may pay the financial intermediary a fee to compensate it for the sale of Fund shares.  The Fund and/or Corbyn also may pay the financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment.  Ask your financial intermediary or visit its website for more information.